EXHIBIT  10.20.2

                            THIRD AMENDMENT AGREEMENT

          This Third Amendment Agreement is made as of the ___ day of May, 2001, by and between AIRCRAFT SERVICE INTERNATIONAL GROUP, INC., a Delaware corporation ("Borrower"), and KEY CORPORATE CAPITAL INC. ("Lender"):

          WHEREAS, Borrower and Lender are parties to a certain Credit and Security Agreement dated as of April 2, 1998, as amended and as it may from time to time be further amended, restated or otherwise modified, that provides, among other things, for a Revolving Loan facility and a Term Loan facility, all upon certain terms and conditions stated therein (the "Credit and Security Agreement");

          WHEREAS, Borrower and Lender desire to amend the Credit and Security Agreement to increase the Letters of Credit sublimit and to modify certain other provisions thereof; and

          WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower and Lender agree as follows:

          1. Article 2.1(B) of the Credit and Security Agreement is hereby amended to delete the first paragraph of that section there from and to insert in place thereof the following:

          B. Letters of Credit. Subject to the terms and conditions of this Agreement, during the Commitment Period, Lender shall issue such Letters of Credit for the account of Borrower or any Guarantor of Payment, as Borrower may from time to time request. Borrower shall not request any Letter of Credit (and Lender shall not be obligated to issue any Letter of Credit) if, after giving effect thereto, (a) the aggregate undrawn face amount of all issued and outstanding Letters of Credit would exceed Ten Million Dollars ($10,000,000) or (b) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans, plus (ii) the aggregate undrawn face amount of all issued and outstanding Letters of Credit would exceed the Revolving Credit Commitment.

          2. Concurrently with the execution of this Third Amendment Agreement, Borrower shall:

               (a) cause each Guarantor of Payment to consent, agree to and acknowledge the terms of this Third Amendment Agreement and


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                    such  Guarantor  Acknowledgment  shall  be  in  the  form of
                    Exhibit  1.  attached  hereto;
                    ----------

                    (b) pay to Lender, on the date hereof, an amendment fee in an amount equal to Eight Thousand Dollars ($8,000); and

                    (c) pay all reasonable legal fees and expenses of Lender incurred in connection with this Third Amendment Agreement.

          5. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Third Amendment Agreement; (b) the officer executing this Third Amendment Agreement has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit and Security Agreement, nor will any occur immediately alter the execution and delivery of this Third Amendment Agreement or by the performance or observance of any provision hereof (e) Borrower has no claim or offset against, or defense or counterclaim to, any of Borrower's obligations or liabilities under the Credit and Security Agreement or any Related Writing; and (f) this Third Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

          6. In consideration of this Third Amendment Agreement, Borrower hereby waives and releases Lender and its representative shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

          7. Each reference that is made in the Credit and Security Agreement shall hereafter be construed as a reference to the Credit arid Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect and be unaffected hereby.

          8. This Third Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each. of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          9. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.


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     10.  JURY  TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A JURY
PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.


                                      AIRCRAFT SERVICE INTERNATIONAL GROUP, INC.




                                      KEY CORPORATE CAPITAL INC

                                      By:_______________________________


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                                    EXHIBIT 1

                            GUARANTOR ACKNOWLEDGMENT

     The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment of Debt executed by the undersigned shall remain in full force and be unaffected hereby.

     IN WITNESS WHEREOF, the foregoing acknowledgment has been executed and delivered as of May , 2001.

                                      AIRCRAFT  SERVICE  INTERNATIONAL,  INC.

                                      By:_______________________________


                                      ASIG  FUELING  MIAMI,  INC.

                                      By:_______________________________


                                      ASIG  MIAMI,  INC.

                                      By:_______________________________


                                      ASIG  GROUND  SERVICES,  INC.

                                      By:_______________________________


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